SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 12, 2003
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cambridge Center, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Item 5. Other Events
Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 12/12/03
EX-99.2 INDENTURE DATED 12/12/03
EX-99.3 REGISTRATION RIGHTS AGREEMENT

Item 5. Other Events

     Akamai Technologies, Inc. announced on December 12, 2003 the closing of our sale of $175,000,000 principal amount of 1.0% convertible senior notes due 2033, which we refer to as the Notes. A copy of the press release announcing the closing of the sale is attached to this Current Report on Form 8-K as Exhibit 99.1.

     The material terms of the Notes are set forth in (i) an Indenture, dated as of December 12, 2003, by and between U.S. Bank National Association and us and (ii) a Registration Rights Agreement, dated as of December 12, 2003, by and between Credit Suisse First Boston LLC and us. Copies of those documents are filed as Exhibits 99.2 and 99.3 respectively, and are incorporated by reference herein.

Item 7. Exhibits

See Exhibit Index following the Signature Page of this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:December 15, 2003	AKAMAI TECHNOLOGIES, INC.

	By:	/s/ Robert Cobuzzi

Robert Cobuzzi, Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated December 12, 2003.

99.2	Indenture dated as of December 12, 2003, between Akamai Technologies, Inc. and U.S. Bank National Association.

99.3	Registration Rights Agreement dated as of December 12, 2003 between Akamai Technologies, Inc. and Credit Suisse First Boston LLC.